                     TRADEMARK AND PATENT SECURITY AGREEMENT

     THIS TRADEMARK AND PATENT SECURITY AGREEMENT (the "Agreement") is made as of the 8th day of October, 2003, between MERRIMAC INDUSTRIES, INC., having an office at 41 Fairfield Place, West Caldwell, NJ 07006 ("BORROWER"), and THE CIT GROUP/BUSINESS CREDIT, INC., having an office at 1211 Avenue of the Americas, New York, New York 10036 ("LENDER").

     1. SECURITY INTEREST.

     WHEREAS, Borrower has adopted, used and is using, and is the owner of the entire right, title, and interest in and to the trademarks, trade names, service marks, designs, registrations and applications therefor described in Schedule A annexed hereto, and the patents and applications therefor described in Schedule B annexed hereto and made a part hereof; and

     WHEREAS, Lender has agreed to enter into or has entered into financing arrangements, pursuant to a Financing Agreement (the "FINANCING AGREEMENT"), and Term Loan Promissory Note A (as defined in the Financing Agreement) and the Term Loan Promissory Note B (as defined in the Financing Agreement) (all of the foregoing, together with this Agreement, and all other related documents, agreements, instruments or notes, as the same may now exist or may hereafter be amended or supplemented, are collectively referred to herein as the "AGREEMENTS").

     NOW, THEREFORE, in order to induce Lender to enter into the Agreements and in consideration thereof, Borrower hereby grants to Lender a security interest in: (a) all of Borrower's now existing or hereafter acquired right, title, and interest in and to: all of Borrower's trademarks, trade names, and service marks, and all designs and general intangibles of a like nature, now existing or hereafter adopted or acquired; all applications, registrations and recordings relating to the foregoing in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, any political subdivision thereof or in any other countries, all whether now owned or hereafter acquired by Borrower, and all reissues, extensions and renewals and licenses thereof, including, but not limited to, those trademarks, service marks, designs and applications described in Schedule A annexed hereto and made a part hereof (collectively, the "TRADEMARKS"); (b) the goodwill of the business symbolized by each of the Trademarks, including, without limitation, all customer lists and other records relating to the distribution of products or services bearing the Trademarks; (c) all of Borrower's now existing or hereafter acquired right, title and interest in and to: all of Borrower's interests in any patents; all applications, registrations and recordings relating to such patents in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, any political subdivision thereof or in any other countries and all reissues, continuations, continuations-in-part, extensions and renewals and licenses thereof, including, without limitation, those patents, applications, registrations and recordings described in Schedule B annexed hereto and made a part hereof (collectively, the "PATENTS"); and (d) any and all proceeds of any of the foregoing, including, without limitation, any claims by Borrower against third parties for infringement of the Trademarks, Patents or any licenses with respect thereto (all of the foregoing are collectively referred to herein as the "COLLATERAL").

     2. OBLIGATIONS SECURED.

     The security interests granted to Lender in this Agreement shall secure the prompt and indefeasible payment and performance of all now existing and future obligations, liabilities and indebtedness of Borrower to Lender of every kind, nature and description, direct or indirect, absolute or contingent, whether arising under this Agreement, the other Agreements, or any other agreement, document or instrument or by operation of law or otherwise, including, without limitation, "Obligations" as defined in the Financing Agreement (all the foregoing hereinafter collectively referred to as "OBLIGATIONS").

     3. WARRANTIES AND COVENANTS.

     Borrower hereby covenants, represents and warrants that (all of such covenants, representations and warranties being continuing in nature so long as any of the Obligations are outstanding):

     A. Borrower will pay and perform all of the Obligations according to their terms.

     B. All of the existing and hereafter acquired (i) trademark registrations and applications described or required to be described in Schedule A and (ii) letters patent and patent applications described or required to be described in Schedule B are, to Borrower's knowledge, and shall remain, valid and subsisting in full force and effect, and Borrower owns and will remain the owner of sole, full, and clear title thereto, and has and will have the right and power to make the assignment and grant the security interests granted hereunder. Borrower will, at Borrower's expense, perform all acts and execute all documents necessary to maintain valid and subsisting U.S. (or foreign, as applicable) registration of all trademarks which are then in use in commerce and U.S. patents (or foreign patents, as applicable) for all inventions which are then in use, including, without limitation, the filing of any use affidavits, renewal affidavits and applications and other maintenance filings. The Collateral is not subject to any liens, claims, mortgages, assignments, licenses, security interests, or encumbrances of any nature whatsoever except the security interests granted hereunder, and the licenses, if any, which are specifically described in Schedule C hereto.

     C. Other than as provided in the last sentence of Section 3B hereof, Borrower will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, or grant an exclusive or non-exclusive license relating to the Collateral, except to Lender, or otherwise dispose of any of the Collateral without the prior written consent of Lender; provided, however, that with respect solely to the granting of an exclusive or non-exclusive license relating to the Collateral, such consent will not be unreasonably withheld.

     D. Borrower will, at Borrower's expense, perform all acts and execute all documents, including, without limitation, security agreements in form suitable for filing with the United States Patent and Trademark Office substantially in the form of Exhibits 1 and 2 hereof, requested at any time by Lender to evidence, perfect, maintain, record, or enforce the security interest in the Collateral granted hereunder or to otherwise further the provisions of this Agreement. Borrower hereby authorizes Lender to execute and file one or more financing statements (or similar documents) with respect to the Collateral signed only by Lender. Borrower further authorizes Lender, at Borrower's expense, to have this or any other similar security agreement filed with the Commissioner of Patents and Trademarks or other appropriate federal, state or government office or similar office of any other country or political subdivision thereof, and Borrower shall execute such documents, and take such further actions as Lender may request to facilitate the terms and provisions of this section.

     E. Borrower will, concurrently with the execution and delivery of this Agreement, execute and deliver to Lender five (5) originals of a Power of Attorney in the form of Exhibit 3 annexed hereto for the implementation of the assignment, sale or other disposition of the Collateral pursuant to Lender's exercise of the rights and remedies granted to Lender hereunder, subject to any applicable Government Limitations (as defined in the Financing Agreement). Borrower hereby releases Lender from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by Lender under the powers of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of Lender; provided however, Lender's decision not to take any action or exercise its remedies hereunder shall not constitute gross negligence or willful misconduct.

     F. Lender may, in its sole discretion, pay any amount or do any act which Borrower fails to pay or do as required hereunder or as requested by Lender to maintain and preserve the Collateral, defend, protect, record, amend or enforce the Obligations, the Collateral, or the security interest granted hereunder, including, but not limited to, paying all filing or recording fees, court costs, collection charges and reasonable attorneys' fees. Borrower will be liable to Lender for any such payment, which payment shall be deemed a borrowing by Borrower

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

from Lender, and shall be payable on demand together with interest at the default rate of interest set forth in the Financing Agreement and shall be part of the Obligations secured hereby.

     G. As of the date hereof, Borrower does not own any Trademarks or Patents or have any Trademarks or Patents registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States or any other country or any political subdivision thereof other than those described in Schedules A and B annexed hereto.

     H. Borrower shall notify Lender in writing of (i) the filing of any application for the registration of a Trademark or Patent with the United States Patent and Trademark Office or any similar office or agency in the United States, any state therein or any other country or any political subdivision thereof and (ii) the filing of any assignment of any Patent or Trademark that Borrower may acquire from a third party with the United States Patent and Trademark Office or any similar office or agency in the United States, any state therein or any other country or political subdivision thereof, within thirty
(30) days of such filing. Upon request of Lender, Borrower shall execute and deliver to Lender any and all assignments, agreements, instruments, documents, and such other papers as may be requested by Lender to evidence the security interests of Lender in such Trademark or Patent, and Borrower hereby constitutes Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

     I. Borrower has not abandoned any of the Trademarks or Patents set forth on the Schedules hereto. Except to the extent that Lender, upon prior written notice of Borrower, shall consent, Borrower (either itself or through licensees) will continue to use the Trademarks on each and every trademark, class of goods, and services applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain the Trademarks in full force, free from any claim of abandonment for nonuse, and Borrower will not (and will not permit any licensee to) do any act, nor omit to do any act, whereby the Trademarks or Patents may become abandoned, canceled, invalidated, unenforceable, avoided, or avoidable. Except to the extent that Lender, upon prior written notice by Borrower, shall consent, Borrower will not (and will not permit any licensee to) do any act, or omit to do any act, whereby the Patents may become abandoned or dedicated. Borrower shall notify Lender immediately if Borrower knows or has reason to know of any reason why any application, registration, or recording of any Trademark or Patent may become abandoned, dedicated, canceled, invalidated, unenforceable, avoided, or avoidable.

     J. Borrower will take all necessary steps and render any assistance, as Lender may determine is necessary, to Lender in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States or any state therein or any other country to maintain such application and registration of the Trademarks or Patents as Borrower's exclusive property and to protect Lender's interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference, and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under subparagraph 3I hereof).

     K. Borrower will promptly notify Lender if Borrower (or any affiliate or subsidiary thereof) learns of any use by any person of any term or design likely to cause confusion with any Trademark or of any use by any person of any other process or product which infringes upon any Patent or Trademark. If requested by Lender, Borrower, at Borrower's expense, shall take such action, or shall join with Lender in such action as Lender, in Lender's discretion, may deem advisable for the protection of Lender's interest in and to the Trademarks or Patents.

     L. Borrower assumes all responsibility and liability arising from the use of the Trademarks or Patents, and Borrower hereby indemnifies and holds Lender harmless from and against any claim, suit, loss, damage, or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted, or sold by Borrower (or any affiliate or subsidiary thereof) in connection with any Trademark and Patent or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Borrower (or any affiliate or subsidiary thereof). Borrower agrees that Lender does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the

Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by Borrower, and Borrower hereby agrees to indemnify and hold Lender harmless with respect to any and all claims by any person relating thereto.

     M. In any action or proceeding instituted by Lender in connection with any matters arising at any time out of or with respect to this Agreement, Borrower will not interpose any counterclaim of any nature other than compulsory counterclaims.

     N. Prior to an Event of Default, Lender hereby acknowledges Borrower's exclusive nontransferable right to use the Trademarks and the goodwill of the business symbolized by the marks for Borrower's own benefit. Borrower will maintain the quality of the products and services associated with the Trademarks at a level consistent with the quality at the time of this Agreement, other than in the ordinary course of business consistent with past practice. Borrower will not change the quality of the products or services associated with the Trademarks without the Lender's prior written consent. Borrower hereby grants to Lender the right to visit Borrower's plant and facilities which manufacture or store products sold under any of the Trademarks and to inspect the products and quality-control records relating thereto at any time during regular business hours, or at such other times as Lender may reasonably request.

     4. EVENTS OF DEFAULT.

     All Obligations shall, at Lender's option, become immediately due and payable without notice of demand upon the occurrence of any of the following events of default ("Events of Default"):

     A. Borrower fails to pay or perform any Obligations when due, subject to any applicable cure periods related thereto which are contained in the Financing Agreement.

     B. Borrower defaults in the observance or performance of any agreements, covenants or conditions contained herein or in any of the Agreements or in any other document or instrument referred to herein or therein, subject to any applicable cure periods related thereto which are contained in the Financing Agreement.

     C. Any present or future representation or warranty made by or on behalf of the Borrower, whether contained herein or in any of the other Agreements or in any other document or instrument referred to herein or therein in connection with any of the transactions contemplated herein or therein, shall be false or incorrect in any material respect, subject to any applicable cure periods related thereto which are contained in the Financing Agreement.

     D. An "Event of Default" shall occur under the Financing Agreement

     5. RIGHTS AND REMEDIES.

     Upon the occurrence of any such Event of Default and at any time thereafter until such time as it has been waived in writing by Lender, in addition to all other rights and remedies of Lender, whether provided under law, the Agreements or otherwise, and after expiration of any grace period, Lender shall have the following rights and remedies which may be exercised without notice to, or consent by, Borrower except as such notice or consent is expressly provided for hereunder:

     A. Lender may require that neither Borrower nor any affiliate or subsidiary of Borrower make any use of the Trademarks or any marks similar thereto or any Patent for any purpose whatsoever. Subject to any applicable Government Limitations, Lender may make use of any Trademarks or Patents for the sale of goods, or rendering of services in connection with enforcing any other security interest granted to Lender by Borrower or any subsidiary of Borrower.

     B. Subject to any applicable Government Limitations, Lender may, at any time and from time to time, grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion deem appropriate. Such license or licenses may be general, special, or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

     C. Subject to any applicable Government Limitations, Lender may assign, sell, or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations, except that Lender agrees to provide Borrower with ten (10) days prior written notice of any proposed disposition of the Collateral. Lender shall have the power to buy the Collateral or any part thereof, and Lender shall also have the power to execute assurances and perform all other acts, which Lender may, in Lender's sole discretion, deem appropriate or proper to complete such assignment, sale or disposition. In any such event, Borrower shall be liable for any deficiency.

     D. In addition to the foregoing, in order to implement the assignment, sale, or other disposition of any of the Collateral pursuant to subparagraph 5C hereof, Lender may at any time execute and deliver on behalf of Borrower, pursuant to the authority granted in the Powers of Attorney described in subparagraph 3E hereof, one or more instruments of assignment of the Trademarks or Patents (or any application, registration, or recording relating thereto), in form suitable for filing, recording or registration. Borrower agrees to pay Lender on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, attorneys' fees, together with interest thereon at the default rate of interest provided in the Financing Agreement.

     E. Lender may apply the proceeds actually received from any such license, assignment, sale, or other disposition of Collateral first to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all legal, travel, and other expenses which may be incurred by Lender. Thereafter, Lender may apply any remaining proceeds to such of the Obligations as Lender may in its sole discretion determine. Borrower shall remain liable to Lender for any expenses or obligations remaining unpaid after the application of such proceeds, and Borrower will pay Lender on demand any such unpaid amount, together with interest thereon at the default rate of interest provided in the Financing Agreement.

     F. In the event that any such license, assignment, sale or disposition of the Collateral (or any part thereof) is made after the occurrence of an Event of Default, Borrower shall, subject to any applicable Government Limitations, supply to Lender or Lender's designee Borrower's knowledge and expertise relating to the manufacture and sale of the products and services bearing the Trademarks or to which the Patents relate and Borrower's customer lists and other records relating to the Trademarks and Patents and the distribution thereof.

     G. Lender may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Borrower in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action with respect thereto, and Borrower hereby releases Lender from, and agrees to hold Lender free and harmless from and against any claims arising out of, or any action taken or omitted to be taken with respect to, any such license agreement.

     H. Nothing contained in this Agreement shall be construed as requiring Lender to take any of the actions or exercise any of the rights and remedies referenced herein at any time. All of Lender's rights and remedies, whether provided under law, the Agreements, this Agreement, or otherwise, shall be cumulative and none is exclusive. Such rights and remedies may be enforced alternatively, successively, or concurrently.

     6. MISCELLANEOUS.

     A. Any failure or delay by Lender to require strict performance by Borrower of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document, or instrument, shall not affect Lender's right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions, and terms contained herein or in any other agreement, document, or instrument shall be deemed to have been waived by any act or knowledge of Lender, its agents, officers, or employees, except by an instrument in writing, signed by an officer of Lender and directed to Borrower, specifying such waiver.

     B. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been duly given or made: if by hand, immediately upon delivery; if by telecopy, telex or telegram, immediately upon sending; if by any nationally recognized overnight delivery service, one day after dispatch; and if mailed by certified mail, return receipt requested, forty-eight (48) hours after mailing. All notices, requests and demands are to be given or made to the respective parties at the following addresses (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph):

     If to Borrower:  Merrimac Industries, Inc.
                      41 Fairfield Place
                      West Caldwell, NJ 07006
                      Attention: Robert V. Condon,
                      Chief Financial Officer
                      Fax No.: (973) 882-5981

     If to Lender:    The CIT Group/Business Credit, Inc.
                      1211 Avenue of the Americas
                      New York, NY 10036
                      Attn:  Regional Credit Manager - Merrimac Industries, Inc.
                      Fax No.:  (212) 536-1297


     With a courtesy copy of any material notice to CIT's counsel at:

                      Stradley, Ronon, Stevens & Young, LLP
                      2600 One Commerce Square
                      Philadelphia, Pennsylvania 19103
                      Attn.:  Michael P. Boner, Esquire
                      Fax No.: (215) 564-8158

     C. In the event any term or provision of this Agreement conflicts with any term or provision of the Financing Agreement, the term or provision of the Financing Agreement shall control.

     D. In the event that any provision hereof shall be deemed to be invalid by any court of competent jurisdiction, such invalidity shall not affect the remainder of this Agreement or the application of such remaining provisions to persons or circumstances other than to those which it is held invalid, and this Agreement will be construed and enforced as if such invalid provisions had never been inserted.

     E. This Agreement shall be binding upon and for the benefit of the parties hereto and their respective legal representatives, successors and assigns; provided however, Borrower shall not assign its rights or obligations hereunder without Lender's prior written consent. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement signed by the party to be charged thereby.

     F. The security interest granted to Lender hereunder shall terminate and be released and the Collateral will be reassigned to Borrower, at Borrower's sole expense, upon termination of the Financing Agreement and indefeasible payment in full to Lender of all Obligations thereunder and hereunder. Lender will thereupon execute such release and other documents as Borrower may reasonably request, at Borrower's sole expense, to evidence such termination and reassignment.

     G. The validity, interpretation and effect of this Agreement, together with the associated assignments for security referenced as Exhibits 1 and 2 hereof, shall be governed by the laws of the United States of America and the laws of the State of New York without giving effect to any conflict of law principles. Borrower hereby irrevocably consents and submits in advance to the non-exclusive jurisdiction of the courts of the Southern District of New York, to hear and determine any claims or disputes pertaining directly or indirectly to this Agreement, the other Agreements or to any matter arising therefrom in any such action or proceeding. Borrower hereby waives personal service of the summons and complaint, or other process or notice of motion or other application or papers issued therein, and agrees that service of such summons and complaint or other process or papers may be made outside the Southern District of New York by registered or certified mail, return receipt requested, addressed to the Borrower at the address set forth herein or in such other manner as may be permissible under the rules of said courts.

     H. The parties hereto waive trial by jury in any action or proceeding of ANY KIND or nature in any court whether arising out of, under or by reason of this Agreement, the other Agreements or any matter or proceeding relating thereto.





                           [INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower and Lender have executed this Agreement as of the day and year first above written.


                                           Borrower:

                                           MERRIMAC INDUSTRIES, INC.


                                           By: /s/ Robert V. Condon
                                              -------------------------------
                                              Robert V. Condon,
                                              Chief Financial Officer and
                                              Vice President, Finance

                                           Lender:

                                           THE CIT GROUP/BUSINESS CREDIT, INC.



                                           By:  /s/ Robert E. Chimenti
                                               ------------------------------
                                           Name:  Robert E. Chimenti
                                           Title: AVP

STATE OF NEW YORK         )
                          ) ss.:
COUNTY OF NEW YORK        )


     On this 8th day of October, 2003, before me personally came Robert V. Condon, to me known, who being duly sworn, did depose and say, that he is the Chief Financial Officer and Vice President-Finance of MERRIMAC INDUSTRIES, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                             /s/ Ellen Warren
                                             -------------------------
                                             Notary Public